UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 31, 2010

ALASKA PACIFIC ENERGY CORP.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-53607

 (Commission File No.)

2005 Costa Del Mar Road, Carlsbad CA, 92009

(Address of principal executive offices and Zip Code)

(604) 274-1565

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Previous Independent Accountants

On August 29, 2010, Chisholm Bierwolf Nilson & Morrill, LLC resigned as Alaska Pacific Energy Corp’s (the “Company”) independent registered public accounting firm.

The reports of Chisholm Bierwolf Nilson & Morrill, LLC regarding the financial statements of the Company as of and for the years ended January 31, 2010 and January 31, 2009 do not contain an adverse opinion or disclaimer of opinion, nor are they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended January 31, 2009 and January 31, 2010 and continuing through August 29, 2010, there were no disagreements with Chisholm Bierwolf Nilson & Morrill, LLC regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chisholm Bierwolf Nilson & Morrill, LLC would have caused Chisholm Bierwolf Nilson & Morrill, LLC to make reference to the subject matter of any such disagreement in its reports regarding the Company’s financial statements for such periods. During the fiscal years ended January 31, 2009 and January 31, 2010, there were no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K.

The Company has requested that Chisholm Bierwolf Nilson & Morrill, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed herewith as Exhibit 16.1.

(b) New Independent Accountants

On August 29, 2010, upon the authorization and approval of its Board of Directors, the Company engaged Chang Lee LLP (“Chang”) as its independent registered public accounting firm.

No consultations occurred among the Company and Chang during the years ended January 31, 2010 and January 31, 2009 and continuing through August 29, 2010, regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered regarding the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was either subject of disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a reportable event requiring disclosure pursuant to Item 304(a)(1)(iv) of Regulation S-K.

Chang currently is in the process of completing its formal client acceptance procedures and has accepted the engagement as the Company’s independent registered public accounting firm as of the date of filing this Form 8-K.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included as part of this report:

Exhibit

No.                                          Description

16.1                                         Letter from Chisholm Bierwolf Nilson & Morrill, LLC to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alaska Pacific Energy Corp.

Signature                                                                    Date

By: /s/ James R. King                                                  August 31, 2010

Name:  James R. King

Title: President, Chief Executive Officer, Director